UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): September 15, 2006

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated September 15, 2006 and filed (by the required date) on September 18, 2006 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired: Sarasota, Florida—Homewood Suites by Hilton.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006	14
Notes to Pro Forma Condensed Consolidated Balance Sheets	16
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the six months ended June 30, 2006	17
Notes to Pro Forma Condensed Consolidated Statements of Operations	20

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Peck & Jenkins, C.P.A.’s, P.A.

Certified Public Accountants

Phone: 727-785-2773

Fax: 727-784-4803

September 26, 2006

The Members

Merca Real Estate, LLC

(dba Homewood Suites by Hilton Sarasota)

We have audited the accompanying balance sheets of Merca Real Estate, LLC as of December 31, 2005 and 2004, and the related statements of operations, members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Merca Real Estate, LLC as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

34650 US Hwy 19 N, Suite 108  •  Palm Harbor, FL 34684

MERCA REAL ESTATE, LLC

Balance Sheets

As of December 31, 2005 and 2004

	2005	2004
Assets
Current assets:
Cash and cash equivalents	$686,559	$23,365
Restricted cash	22,118	—
Accounts receivable, net	92,100	—
Due from affiliate	50,510	—
Note receivable	—	152,704
Prepaid expenses and other current assets	16,529	6,387

Total current assets	867,816	182,456

Property and equipment:
Land	450,000	450,000
Building and improvements	7,098,662	5,550,628
Furniture, fixtures and equipment	910,300	439,255
Less accumulated depreciation	(273,710)	(18,254)

Net property and equipment	8,185,252	6,421,629

Other assets, net	207,768	50,000

Total assets	$9,260,836	$6,654,085

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$340,163	$66,552
Accrued expenses	133,346	93,845
Current portion of long-term debt	102,029	—

Total current liabilities	575,538	160,397

Long-term debt, less current portion	6,061,523	2,589,641

Total liabilities	6,637,061	2,750,038

Members’ equity	2,623,775	3,904,047

Total liabilities and members’ equity	$9,260,836	$6,654,085

See accompanying notes and accountant’s report.

MERCA REAL ESTATE, LLC

Statements of Operations

Years ended December 31, 2005 and 2004

	2005	2004
Revenues:
Suites	$2,286,556	$—
Food and beverage	47,730	—
Other income	51,307	—
Telephone	16,683	—

Total revenues	2,402,276	—

Costs and expenses:
Suites	405,577	—
Depreciation and amortization	264,372	—
Food and beverage	8,344	—
Franchise and management fees	130,763	25,000
General and administrative	621,148	121,149
Insurance	32,617	—
Marketing	227,003	—
Property operations and maintenance	143,521	—
Property taxes	29,700	502
Rentals and other expenses	10,504	—
Telephone	17,941	—
Utilities	181,870	—

Total costs and expenses	2,073,360	146,651

Operating income (loss)	328,916	(146,651)

Other income (expense):
Interest income	10,627	2,124
Interest expense	(283,894)	—
Management fee from related party	50,510	—
Management fee to related party	(27,000)	—
Amortization of loan fees	(19,336)	—

Total other income (expense)	(269,093)	2,124

Net income (loss)	$59,823	$(144,527)

See accompanying notes and accountant’s report.

MERCA REAL ESTATE, LLC

Statements of Changes in Members’ Equity

Years ended December 31, 2005 and 2004

	2005	2004
Members’ equity at beginning of period	$3,904,047	$2,717,036
Members’ contributions	906,715	2,173,189
Distributions to members	(2,246,810)	(841,651)
Net income (loss)	59,823	(144,527)

Members’ equity at end of period	$2,623,775	$3,904,047

See accompanying notes and accountant’s report.

MERCA REAL ESTATE, LLC

Statements of Cash Flows

Years ended December 31, 2005 and 2004

	2005	2004
Cash flows from operating activities:
Net income (loss)	$59,823	$(144,527)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	255,456	5,497
Amortization	28,253	—
Changes in operating accounts:
Accounts receivable, net	(92,100)	—
Due from affiliate	(50,510)	—
Prepaid expenses and other current assets	(10,142)	5,625
Accounts payable and accrued expenses	313,112	101,506

Net cash provided by operating activities	503,892	(31,899)

Cash flows from investing activities:
Additions to building and land	(1,548,034)	(3,893,806)
Additions to furniture, fixtures and equipment	(471,045)	(418,697)
Acquisition of franchise rights and computer software	(41,000)	(25,000)
Collection of notes receivable	152,704	390,000

Net cash used in investing activities	(1,907,375)	(3,947,503)

Cash flows from financing activities:
Proceeds of long-term debt	3,610,359	1,929,641
Repayment of long-term debt	(36,448)	—
Contributions from members	906,715	2,173,189
Distributions to members	(2,246,810)	(841,651)
Payment of deferred financing costs	(145,021)	—

Net cash provided by financing activities	2,088,795	3,261,179

Net cash increase (decrease) for period	685,312	(718,223)
Cash at beginning of period	23,365	741,588

Cash at end of period	$708,677	$23,365

Supplemental disclosures of cash flow information:
Cash paid for interest, net of amount capitalized	$271,291	$—

See accompanying notes and accountant’s report.

MERCA REAL ESTATE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1—ORGANIZATION AND NATURE OF BUSINESS

Merca Real Estate, LLC (the Company), dba Homewood Suites by Hilton Sarasota, is a Florida limited liability company formed on March 30, 2000 with a stated life of 99 years. The Company owned and operated a hotel in Sarasota, Florida that commenced business in February 2005. See Note 8—Subsequent Event.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash held in financial institutions, and other highly liquid short-term investments with original maturities of three months or less when purchased.

Accounts receivable

Accounts receivable are stated at the amount management expects to collect, net of a $610 allowance for doubtful accounts at December 31, 2005. Payment from hotel guests is due upon checkout, unless commercial accounts are established. Accounts receivable consist of amounts due from credit card processing companies, commercial accounts, and guests who have not yet checked out of the hotel.

Property and equipment

Property and equipment are stated at cost and include capitalized interest, property taxes, insurance and other direct costs incurred during the construction period. The amounts of interest capitalized for the years ended December 31, 2005 and 2004 were $98,796 and $32,919, respectively.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 30 years for buildings and five to eight years for furniture, fixtures and equipment.

Repair and maintenance costs are charged to expense as incurred.

Other assets

Other assets consist of loan costs, franchise rights and computer software in the amounts of $145,021, $50,000 and $41,000, respectively. Loan costs are amortized over the term of the loan agreement using the straight-line method. Franchise rights are amortized over a period of 20 years using the straight line method. Computer software is amortized over a life of three years. The amounts of accumulated amortization at December 31, 2005 for loan costs, franchise rights and computer software were $19,336, $2,083 and $6,834, respectively. No amounts were amortizable at December 31, 2004.

Revenue recognition

Revenue is recognized as earned, which is generally when a guest occupies a room, or at the time other hotel services are provided.

Marketing expenses

Marketing costs are expensed when incurred.

MERCA REAL ESTATE, LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2005 and 2004

Income taxes

The Company is not a taxpaying entity for federal or state income tax purposes, and therefore no tax provision has been reflected in the accompanying statements. Any federal or state income taxes due are the responsibility of the members of the Company.

Fair value of financial instruments

The fair value of the Company’s cash, restricted cash, accounts and note receivable, and long-term obligations approximate their carrying amounts.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3—CASH

At various times during the fiscal year, the Company’s cash in bank balances exceeded the federally insured limits. However, these accounts are demand deposits and therefore bear minimal risk.

The terms of the Management Agreement (See Note 6) required that the Company fund the cost of replacements and renewals of the hotel’s property and improvements through monthly deposits equivalent to 3% of gross revenue. These funds were held in an interest-bearing account and disbursements were restricted to capital improvements or replacements.

NOTE 4—NOTE RECEIVABLE

At December 31, 2004 the Company was owed $152,704 pursuant to a note with an unrelated party. During 2005 the note was collected in full. These transactions are unrelated to the operation of the hotel.

NOTE 5—LONG-TERM DEBT

As of December 31, 2004, the Company was obligated under two mortgage notes payable to Stearns Bank, N.A. with original maturities of less than one year. Both notes were assigned to GE Capital Franchise Finance Corporation (GE) in conjunction with the execution of an amended, consolidated and restated note of $6,200,000 on May 31, 2005; therefore, the amounts outstanding at December 31, 2004 are classified as long-term.

The note payable to GE bore interest at an initial rate of Libor plus 3.5% with a maturity date of June 1, 2010. The note was collateralized by a mortgage on the hotel property and a security agreement with assignment of rents, and was guaranteed by the members of the Company. The loan was paid in full upon the sale of the hotel property on September 15, 2006 (See Note 8).

MERCA REAL ESTATE, LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2005 and 2004

NOTE 6—FRANCHISE LICENSE AND MANAGEMENT AGREEMENTS

Franchise License Agreement

Effective April 3, 2003, the Company entered into a franchise license agreement with Promus Hotels, Inc. (a subsidiary of Hilton Hotels Corporation) to operate a hotel under the licensed name Homewood Suites by Hilton. The agreement was scheduled to terminate on April 2, 2025. The Company paid an initial fee of $50,000 which was capitalized as other assets. The agreement provided for a monthly royalty fee of 2% of gross room revenue during the first year, 3% during the second and third years, and 4% thereafter. In addition, the agreement provided for a monthly program fee of 4% of gross room revenue, subject to possible increases not to exceed 1% of gross room revenue per calendar year or 5% of gross room revenue in the aggregate. The royalty and program fees charged to expense for the year ended December 31, 2005 were $45,731 and $91,462, respectively. The agreement was terminated upon the sale of the hotel property on September 15, 2006 (See Note 8).

Management Agreement

Effective May 17, 2004, the Company entered into a management agreement with Promus Hotels, Inc. (a subsidiary of Hilton Hotels Corporation) for a period of five years commencing with the opening of the hotel. The agreement provided for a fixed management fee of 2.5% of the annual gross revenues plus an incentive management fee equal to 10% of the amount by which the gross operating profit exceeded budgeted gross operating profit. In addition, the agreement provided for six monthly fees of $5,000 during the pre-opening phase; these fees were $25,000 for the year ended December 31, 2004. The fixed, incentive, and monthly fees charged to expense for the year ended December 31, 2005 were $59,871, $20,160 and $5,000, respectively. The Company is no longer subject to this agreement, pursuant to the sale of the hotel property on September 15, 2006 (See Note 8).

NOTE 7—RELATED PARTY TRANSACTIONS

From time to time, the Company provides management services to Saravista, Inc., an affiliated entity owned by the members of the Company. During 2005, the Company charged $50,510 for such services, and this entire amount was unpaid as of December 31, 2005. The members of the Company maintain a practice of settling such charges on a periodic basis. Saravista, Inc. provided management services to the Company during 2005 for a fee of $27,000, which was paid in full.

During 2004 and 2005, furniture and fixtures in the amounts of $414,513 and $464,932, respectively, were purchased from Advantis Hospitality, LLC, an affiliated entity owned and controlled by the members of the Company.

NOTE 8—SUBSEQUENT EVENT

On September 15, 2006, the Company sold its hotel property and related assets to a wholly owned subsidiary of Apple REIT Seven, Inc. for a gross purchase price of $13,800,000.

MERCA REAL ESTATE, LLC

Balance Sheets (unaudited)

	June 30, 2006	December 31, 2005
Assets
Current assets:
Cash and cash equivalents	$756,995	$686,559
Restricted cash	97,302	22,118
Accounts receivable, net	116,157	92,100
Due from affiliate	50,510	50,510
Note receivable	—	—
Prepaid expenses and other current assets	26,555	16,529

Total current assets	1,047,519	867,816

Property and equipment:
Land	450,000	450,000
Building and improvements	7,098,662	7,098,662
Furniture, fixtures and equipment	910,300	910,300
Less accumulated depreciation	(448,358)	(273,710)

Net property and equipment	8,010,604	8,185,252

Other assets, net	181,487	207,768

Total assets	$9,239,610	$9,260,836

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$334,735	$340,163
Accrued expenses	295,350	133,346
Current portion of long-term debt	134,950	102,029

Total current liabilities	765,035	575,538

Long-term debt, less current portion	5,998,280	6,061,523

Total liabilities	6,763,315	6,637,061

Members’ equity	2,476,295	2,623,775

Total liabilities and members’ equity	$9,239,610	$9,260,836

See also the audited financial statements included herein.

MERCA REAL ESTATE, LLC

Statements of Operations (unaudited)

Six months ended June 30, 2006 and 2005

	2006	2005
Revenues:
Suites	$1,734,416	$1,011,384
Food and beverage	5,705	6,794
Other income	81,194	14,728
Telephone	5,947	10,539

Total revenues	1,827,262	1,043,445

Costs and expenses:
Suites	278,245	150,453
Depreciation and amortization	181,593	105,749
Food and beverage	71,074	1,333
Franchise and management fees	101,370	69,343
General and administrative	178,347	293,997
Insurance	27,877	9,703
Marketing	163,403	87,253
Property operations and maintenance	143,248	103,233
Property taxes	78,956	58,004
Rentals and other expenses	5,112	4,330
Telephone	10,305	7,403
Utilities	87,988	76,784

Total costs and expenses	1,327,518	967,585

Operating income	499,744	75,860

Other income (expense):
Interest income	6,507	1,528
Interest expense	(305,395)	(75,937)
Management fee from related party	—	17,617
Management fee to related party	—	(13,500)
Amortization of loan fees	(19,336)	—

Total other income (expense)	(318,224)	(70,292)

Net income	$181,520	$5,568

See also the audited financial statements included herein.

MERCA REAL ESTATE, LLC

Statements of Changes in Members’ Equity (unaudited)

Six months ended June 30, 2006 and 2005

	2006	2005
Members’ equity at beginning of period	$2,623,775	$3,904,047
Contributions from members	—	894,376
Distributions to members	(329,000)	(500,020)
Net income	181,520	5,568

Members’ equity at end of period	$2,476,295	$4,303,971

See also the audited financial statements included herein.

MERCA REAL ESTATE, LLC

Statements of Cash Flows (unaudited)

Six months ended June 30, 2006 and 2005

	2006	2005
Cash flows from operating activities:
Net income	$181,520	$5,568
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	174,648	102,182
Amortization	26,281	3,567
Changes in operating accounts:
Accounts receivable, net	(24,057)	(81,982)
Due from affiliate	—	(17,616)
Prepaid expenses and other current assets	(10,026)	(56,461)
Accounts payable and accrued liabilities	156,576	374,761

Net cash provided by operating activities	504,942	330,019

Cash flows from investing activities:
Additions to building and land	—	(1,548,034)
Additions to furniture, fixtures and equipment	—	(469,429)
Acquisition of computer software	—	(41,000)

Net cash used in investing activities	—	(2,058,463)

Cash flows from financing activities:
Proceeds of long-term debt	—	1,677,359
Repayment of long-term debt	(30,322)	—
Contributions from members	—	894,376
Distributions to members	(329,000)	(500,020)

Net cash provided by financing activities	(359,322)	2,071,715

Net cash increase for period	145,620	343,271
Cash at beginning of period	708,677	23,365

Cash at end of period	$854,297	$366,636

Supplemental disclosures of cash flow information:
Cash paid for interest, net of amount capitalized	$305,395	$75,937

See also the audited financial statements included herein.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Homewood Suites	Stafford, TX	$7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$162.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2006, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

	Company Historical Balance Sheet	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$57,965	$6,730	$42,059	$15,672	$8.011	$3,707	$167,190	(A)	$225,155
							(76,179	)(B)
Cash and cash equivalents	85,856	26	2,966	834	757	5	(4,588	)(C)	5,000
							(80,856	)(F)
Restricted cash—escrow deposits	—	—	371	556	97	—	(1,024	)(C)	—

Other assets	3,254	29	1,812	364	375	64	(2,403	)(C)	3,495

Total Assets	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$5,988	$34,318	$25,528	$6,133	$—	$(67,767	)(D)	$4,200
Accounts payable and accrued costs	747	828	2,351	1,999	631	3,776	(8,567	)(D)	1,765

Total liabilities	747	6,816	36,669	27,527	6,764	3,776	(76,334)		5,965

Shareholders’ equity (deficit)	—	(31)	10,539	(10,101)	2,476	—	(2,883	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—	—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	148,143	—	—	—	—	—	81,357	(G)	229,500
Retained earnings (deficit)	(1,839)	—	—	—	—	—	—		(1,839)

Total shareholders’ equity	146,328	(31)	10,539	(10,101)	2,476	—	78,474		227,685

Total liabilities and shareholders’ equity	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 12 properties that have been, or will be, purchased after June 30, 2006 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Total Combined
Purchase price per contract	$7,800	$75,100	$56,173	$13,800	$9,455	$162,328
Other closing costs	46	219	156	46	33	500
Other capitalized costs (credits) incurred	59	512	609	(114)	50	1,116
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	156	1,502	1,123	276	189	3,246

Investment in hotel properties	8,061	77,333	58,061	14,008	9,727	167,190	(A)

Net other assets/(liabilities) assumed	22	(4,554)	(555)	107	3	(4,977)

Total purchase price	$8,083	$72,779	$57,506	$14,115	$9,730	162,213

Less: Cash on hand at June 30, 2006 to fund acquisitions						(85,856	)(F)
Plus: Working capital requirements						5,000	(F)

Equity proceeds needed for acquisitions and working capital (000’s)						$81,357	(G)

(B)	Represents elimination of historical net carrying value of real estate under prior owners.

(C)	Represents elimination of assets associated with prior owners, net of assets assumed.

(D)	Represents elimination of liabilities associated with prior owners, net of liabilities assumed.

(E)	Represents elimination of shareholders’ equity (deficit) associated with prior owners.

(F)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(G)	Represents pro forma equity proceeds utilized for acquisitions and working capital.

Apple REIT Seven, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the year ended December 31, 2005 and the six months ended June 30, 2006

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27, 2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006
Homewood Suites	Stafford, TX	7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$219.2

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Seven, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2005, nor does it purport to represent the future financial results of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should he read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$4,580	$—	$—	$11,546	$10,508	$2,287	$—	$—		$28,921
Other operating revenue	—	—	356	—	—	934	757	115	—	—		2,162

Total revenue	—	—	4,936	—	—	12,480	11,265	2,402	—	—		31,083

Expenses
Operating expenses	—	—	2,257	—	—	5,435	5,357	1,066	—	—		14,115
General and administrative	40	3	468	—	—	1,659	707	621	—	600	(B)	4,098
Management fees	—	—	153	—	—	523	579	60	—	—		1,315
Taxes, insurance and other	—	—	505	—	—	534	583	39	—	—		1,661
Depreciation of real estate owned	—	—	913	—	—	1,696	1,077	264	—	(3,950	)(C)	4,354
										4,354	(D)
Interest, net	13	—	966	(3)	—	1,754	2,035	292	—	(4,960	)(E)	97

Total expenses	53	3	5,262	(3)	—	11,601	10,338	2,342	—	(3,956)		25,640
Gain on sale of land	—	93	—	—	—	—	—	—	—	(93	)(H)	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(53)	$90	$(326)	$3	$—	$879	$927	$60	$—	$3,863		$5,443

Income (loss) per common share:
Basic and diluted	$(5,251)											$0.34

Basic and diluted weighted average common shares outstanding (000s)	—									15,917	(F)	15,917

For the six months ended June 30, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$1,550	$—	$2,032	$—	$—	$7,043	$5,420	$1,734	$—	$—		$17,779
Other operating revenue	122	—	259	—	—	588	364	93	—	—		1,426

Total revenue	1,672	—	2,291	—	—	7,631	5,784	1,827	—	—		19,205

Expenses
Operating expenses	961	—	1,000	—	—	3,428	2,804	814	—	—		9,007
General and administrative	745	—	202	—	31	986	319	178	—	(215	)(B)	2,246
Management fees	44	—	68	—	—	317	297	46	—	—		772
Taxes, insurance and other	123	—	196	—	—	316	277	107	—	—		1,019
Depreciation of real estate owned	294	—	326	—	—	999	514	182	—	(2,021	)(C)	2,310
										2,016	(D)
Interest, net	(624)	—	418	(3)	—	1,098	1,023	318	—	(2,190	)(E)	40

Total expenses	1,543	—	2,210	(3)	31	7,144	5,234	1,645	—	(2,410)		15,394

Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$129	$—	$81	$3	$(31)	$487	$550	$182	$—	$2,410		$3,811

Income (loss) per common share:
Basic and diluted	$0.02											$0.22

Basic and diluted weighted average common shares outstanding (000s)	5,175									12,363	(F)	17,538

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2005 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. Additionally, two properties acquired began operations during 2005, four began operations during 2006, and two properties remain under construction. Therefore these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Huntsville, AL Hilton Garden Inn, opened October 2005; Sarasota, FL Homewood Suites, opened February 2005; Houston, TX Residence Inn, opened April 2006; Brownsville, TX Courtyard, opened June 2006; Stafford, TX Homewood Suites, opened August 2006; Hattiesburg, MS Courtyard, opened October 2006; Huntsville, AL Homewood Suites, under construction; and Macon, GA Hilton Garden Inn, under construction.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owners’ debt, which was not assumed, has been eliminated. Interest income relates only to working capital balances.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2005 or the date the hotel opened.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H)	Gain on sale of land was eliminated as this land was not part of the purchase contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

October 27, 2006